SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS
NOTE 21:-	SUBSEQUENT EVENTS

a.
On January 15, 2014, the Company acquired the 45.5% interest in Shagrir Systems Ltd. ("Shagrir") that it did not previously own. As a result, the Company owns 100% of the share capital of Shagrir.  In consideration for the acquired interest in Shagrir: (i) the Company paid an aggregate of $ 7.8 million using credit facilities from banking institutions and (ii)  issued 994,357 Ordinary Shares to Shagrir's selling shareholders. In order to finance the transaction Shagrir has been provided a loan of  $ 11.5 million from two banks.

b.
On March 9 2014, the Company completed a round of financing for the aggregate amount of $ 10.44 million, in consideration for 1.13 million of the Company's ordinary shares at a price per share of $ 9.25.

c.
On March 27, 2014, the Board of Directors resolved to issue to certain of the Company's employees, restricted shares units ("RSUs"), pursuant to which 41,800 of the Company's ordinary shares may be issued pursuant to the plan. The RSUs will vest in four equal annual installments over a period of four years, commencing as of the date of the grant, at an exercise price of NIS 3.00 per share.